NVIT Calvert Equity Fund
Summary Prospectus April 29, 2024

Class I / Class II / Class Y

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, each dated April 29, 2024 (as may be supplemented or revised), are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective
The NVIT Calvert Equity Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. If these charges were reflected, the expenses listed below would be higher. See the variable insurance contract prospectus, which may impose sales charges and other additional contract-level expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I Shares	Class II Shares	Class Y Shares
Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	None
Other Expenses	0.19%	0.19%	0.14%
Total Annual Fund Operating Expenses	0.84%	1.09%	0.79%
Fee Waiver/Expense Reimbursement(1),(2),(3)	(0.06)%	(0.22)%	(0.06)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	0.87%	0.73%
(1)  Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.78% until at least April 30, 2025. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, compensation payable to parties not affiliated with the Adviser for the recovery of tax reclaims, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the date on which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement may be made unless: (i) the Fund’s assets exceed $100 million and (ii) the total annual expense ratio is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
(2) The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.16% of the Distribution and/or Service (12b-1) Fees for Class II shares until April 30, 2025. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
(3) In addition to the expense limitation agreement discussed in Footnote 1, the Trust and the Adviser have entered into a written contract in which the Adviser has agreed to waive 0.05% of the management fee to which the Adviser would otherwise be entitled until April 30, 2025. The written contract may be changed or eliminated only with the consent of the Board of Trustees of the Trust.
Example
This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.
This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses, and any expense limitation or fee waivers
NSP-USEQ (4/24)
Summary Prospectus April 29, 2024

NVIT Calvert Equity Fund

that may apply for the periods indicated above under “Fees and Expenses.” Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I Shares	$80	$262	$460	$1,032
Class II Shares	89	325	580	1,309
Class Y Shares	75	246	433	972
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 92.57% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. issuers. For purposes of the Fund’s 80% policy, a U.S. issuer is defined as a company whose stock is listed on the New York Stock Exchange or NASDAQ. The Fund normally invests in common stocks of companies having market capitalizations that rank among the top 1,000 U.S. listed companies. The Fund may invest up to 20% of its assets in dollar-denominated stocks of foreign companies (including depositary receipts). The Fund also may invest in stocks of mid-cap companies and in publicly traded real estate investment trusts (“REITs”).
Through investment in high quality companies, the Fund’s subadviser seeks to build a portfolio that may participate in rising markets while minimizing participation in declining markets. Quality is determined by analysis of a company’s financial statements and is measured by a company’s demonstrated ability to consistently grow earnings over the long-term. High quality companies typically have strong balance sheets, sustainable cash flow, enduring competitive advantages, long product cycles, and stable demand over a business cycle, among other characteristics. The subadviser may use “financial quality rankings” provided by nationally recognized rating services as additional information.
The subadviser is responsible for fundamental analysis and security selection, incorporating environmental, social and governance (“ESG”) information provided by ESG analysts at Calvert Research and Management (“Calvert”), with which the subadviser is affiliated. The subadviser typically favors high quality companies it believes to have sustainable above-average earnings growth potential and to be trading below intrinsic value. Sustainable earnings growth potential is determined by fundamental analysis of a company’s financial trends and management; products and services; industry position and conditions; and other factors. The subadviser seeks to invest in companies that manage ESG risk exposures adequately and that are not exposed to excessive ESG risk through their principal business activities. Companies are analyzed by Calvert’s ESG analysts using The Calvert Principles for Responsible Investment (included as the Appendix to the Statutory Prospectus), a framework for considering ESG factors. Each company is evaluated relative to an appropriate peer group based on material ESG factors as determined by Calvert. The subadviser seeks to manage individual security risk through analysis of each security’s risk/reward potential and to manage portfolio risk by constructing a diversified portfolio of what they believe to be attractively valued growth stocks.
The subadviser may sell a security when its fundamentals deteriorate, when its valuation is no longer attractive, when other securities are identified to displace a current holding, or if it no longer meets the Fund’s ESG criteria.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Equity securities risk– stock markets are volatile. The price of an equity security fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Summary Prospectus April 29, 2024

NVIT Calvert Equity Fund

Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This occurs due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, and the fluctuation of other securities markets around the world. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy.
Selection risk – the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
REIT risk – involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. REITs are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for pass-through of income under the Internal Revenue Code of 1986, as amended, affecting their value. Other factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.
Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.
Growth style risk– growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the subadviser’s assessment of the prospects for a company’s growth is wrong, or if the subadviser’s judgment of how other investors will value the company’s growth is wrong, then the Fund will suffer a loss as the price of the company’s stock may fall or not approach the value that the subadviser has placed on it. In addition, growth stocks as a group sometimes are out of favor and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.
Foreign securities risk – foreign securities often are more volatile, harder to price and less liquid than U.S. securities.
Sector risk – investments in particular industries or sectors may be more volatile than the overall stock market. Therefore, if the Fund emphasizes one or more industries or economic sectors, it will be more susceptible to financial, market or economic events affecting the particular issuers and industries participating in such sectors than funds that do not emphasize particular industries or sectors.
Responsible investing risk – investing primarily in responsible investments (ESG) carries the risk that, under certain market conditions, the Fund will underperform funds that do not utilize a responsible investing strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or Calvert’s assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. Calvert is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on Calvert’s skill in properly identifying and analyzing material ESG issues.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.
The Fund's performance prior to March 6, 2023, reflects returns pursuant to different subadvisers. If the Fund's current subadviser had been in place for the prior periods, the performance information shown would have been different.
Summary Prospectus April 29, 2024

NVIT Calvert Equity Fund

Annual Total Returns– Class II Shares
(Years Ended December 31,)

Highest Quarter:	18.93%	–	2Q 2020
Lowest Quarter:	-21.65%	–	1Q 2020
The Fund has not commenced offering Class Y shares as of the date of this Prospectus. Therefore, historical performance for Class Y shares is based on the performance of Class II shares. Performance for Class Y shares has not been adjusted to reflect that share class’s lower expenses than those of Class II shares.
Average Annual Total Returns
(For the Periods Ended December 31, 2023)
	1 Year	5 Years	10 Years
Class I Shares	20.59%	10.98%	8.61%
Class II Shares	20.68%	10.98%	8.56%
Class Y Shares	20.68%	10.98%	8.56%
Russell 1000® Growth Index (reflects no deduction for fees or expenses)	42.68%	19.50%	14.86%
Portfolio Management
Investment Adviser
Nationwide Fund Advisors
Subadviser
Atlanta Capital Management Company, L.L.C.
Portfolio Managers
Portfolio Manager	Title	Length of Service with Fund
Joe B. Hudepohl, CFA	Managing Director and Portfolio Manager, Growth Equity Team	Since 2023
Robert R. Walton, CFA	Portfolio Manager	Since 2023
Lance V. Garrison, CFA	Portfolio Manager	Since 2023
Jeff A. Miller, CFA	Portfolio Manager	Since 2023
Tax Information
The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.
Payments to Broker-Dealers and Other Financial Intermediaries
This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that also may be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.
Summary Prospectus April 29, 2024

NVIT Calvert Equity Fund